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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 31, 1998

                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                        1-12997                54-10005888
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

                    1356 BEVERLY ROAD, MCLEAN, VIRGINIA 22101
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (703) 734-4200


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 31, 1998, MAXIMUS, Inc. ("MAXIMUS") acquired Carrera Consulting Group ("Carrera"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of MAXIMUS with and into Carrera pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 31, 1998. The Merger was a tax-free reorganization and is being accounted for as a pooling of interests.

     As consideration for the Merger, the sole stockholder of Carrera received 1,137,420 shares of common stock, no par value, of MAXIMUS (the "MAXIMUS Common Stock") in exchange for the 2,800,000 issued and outstanding shares of common stock, no par value, of Carrera (the "Carrera Common Stock"). In addition, holders of options for shares of Carrera Common Stock will each receive an option for .40622 shares of MAXIMUS Common Stock for each share of Carrera Common Stock represented by the outstanding Carrera options held by such option holders.

     The number of shares of MAXIMUS Common Stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between Carrera or its stockholder and MAXIMUS or any of its affiliates, directors or officers, or any associate of a MAXIMUS director or officer.

     The assets acquired in the Merger were used by Carrera in the business of providing information technology consulting services, primarily with respect to implementing software developed by PeopleSoft, Inc., and financial and human resources software for local and state governments. MAXIMUS intends that Carrera will operate in the same business either as a wholly owned subsidiary or as a division of MAXIMUS.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X financial statements of the business acquired are not required.

     (b)  Pro Forma Financial Information.

          Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X pro forma financial statements are not required.




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     (c)  Exhibits:

   2 Agreement and Plan of Merger dated August 31, 1998 by and between MAXIMUS, Inc., Carrera Acquisition Corp., Carrera Consulting Group and Margaret Carrera. Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Agreement and Plan of Merger are omitted. A list of such exhibits and schedules appears in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        MAXIMUS, INC.

Date:  September 14, 1998                           By: /s/ David V. Mastran
                                                        -----------------------
                                                        David V. Mastran
                                                        President



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                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION

          2 Agreement and Plan of Merger dated August 31, 1998, by and between MAXIMUS, Inc., Carrera Acquisition Corp., Carrera Consulting Group and Margaret Carrera. Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Agreement and Plan of Merger are omitted. A list of such exhibits and schedules appears in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.









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